Exhibit 10.15

AMENDMENT NO. 1 AND EXTENSION AGREEMENT TO THE
TERM LOAN CREDIT AGREEMENT
Dated as of May 15, 2020
AMENDMENT NO. 1 AND EXTENSION AGREEMENT TO THE TERM LOAN CREDIT AGREEMENT (this “First Amendment”) among DXC Technology Company, a Nevada corporation (“DXC”), the Lenders (as defined below) party hereto and Bank of America, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    DXC, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to a Term Loan Credit Agreement dated as of March 15, 2019 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this First Amendment have the same meanings as specified in the Credit Agreement.
(2)    The Funding Date under the Credit Agreement occurred on June 14, 2019.
(3)    Pursuant to Section 9.01 of the Credit Agreement, the parties hereto desire to amend the Credit Agreement as set forth in Section 1 below (the “Amendment”).
(4)    On April 29, 2020, the Borrower delivered to the Administrative Agent a copy of an Extension Request, requesting an extension of the Tranche A2 Maturity Date and the Tranche A3 Maturity Date, in each case, for a period of one (1) year.
(5)    (x) Pursuant to Section 2.16 of the Credit Agreement, the Borrower and the Extending Lenders (as defined below) desire to (i) extend the Tranche A2 Maturity Date for a period of one (1) year (the “Tranche A2 Extension”) and (ii) extend the Tranche A3 Maturity Date for a period of one (1) year (the “Tranche A3 Extension”) and (y) pursuant to Section 9.01 of the Credit Agreement, the parties hereto desire to increase the Daily Margin with respect to the Tranche A2 Advances and Tranche A3 Advances during such extended period, in each case of the foregoing clauses (x) and (y), as set forth in Section 2 below (collectively, the “Extension”).
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Certain Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)        Section 1.01 is amended to add the following definition in the appropriate alphabetical order:
“Consolidated Total Net Debt” means, as of any date of determination, Consolidated Total Debt minus the aggregate amount of all cash and cash equivalents on the balance sheet of the Borrower and its Subsidiaries as of such date; provided that such cash and cash equivalents do not appear (and in accordance with GAAP would not be required to appear) as “restricted” on the consolidated balance sheet of the Borrower and its Subsidiaries.
(b)        Section 5.02(c)(ii) is amended in its entirety as follows:
“(ii) Consolidated Total Net Debt to Consolidated EBITDA Ratio. Commencing with the first full fiscal quarter of the Borrower ended after the Funding Date, the Borrower will not permit at the end of any quarterly financial reporting period the ratio of Consolidated Total Net Debt as of the last day of such quarterly financial reporting period to Consolidated EBITDA for the period of four consecutive fiscal quarters ending on the last day of such quarterly financial reporting period, taken as a single period, to exceed (A) on or prior to April 1, 2021, 3.00 to 1.00, and (B) after April 1, 2021, 2.25 to 1.00.

SECTION 2.    Extension of Maturity Date.
(a)    Each Lender party hereto identified on its signature page as an “Extending Lender” (each, an “Extending Lender”) hereby agrees that, effective as of the Extension Effective Date (as defined below), (x) the Tranche A2 Maturity Date shall, with respect to such Extending Lender’s Tranche A2 Advances, be extended for a period of one (1) year from the Tranche A2 Maturity Date applicable thereto immediately prior to the Extension Effective Date and (y) the Tranche A3 Maturity Date shall, with respect to such Extending Lender’s Tranche A3 Advances, be extended for a period of one (1) year from the Tranche A3 Maturity Date applicable thereto immediately prior to the Extension Effective Date, in each case, in accordance with Section 2.16 of the Credit Agreement.
(b)    Each of the parties hereto agrees that, effective as of the Extension Effective Date, the Credit Agreement is hereby amended as follows:
(i)    Section 1.01 is amended to add the following definitions in the appropriate alphabetical order:
“First Extension Agreement” means that certain Amendment No. 1 and Extension Agreement to the Term Loan Credit Agreement, dated as of May 15, 2020, among the Borrower, the Lenders party thereto and the Administrative Agent.
“First Extension Consenting Tranche A2 Lender” means (x) each “Extending Lender” under and as defined in the First Extension Agreement and (y) each other Lender that, with the written consent of the Borrower, elects, at any time prior to the Tranche A2 Maturity Date then applicable to its Tranche A2 Advances, to consent to the Tranche A2 Extension (as defined in the First Extension Agreement).
“First Extension Consenting Tranche A3 Lender” means (x) each “Extending Lender” under and as defined in the First Extension Agreement and (y) each other Lender that, with the written consent of the Borrower, elects at any time prior to the Tranche A3 Maturity Date then applicable to its Tranche A3 Advances to consent to the Tranche A3 Extension (as defined in the First Extension Agreement).
(ii)    the definitions of “Daily Margin,” “Tranche A2 Maturity Date” and “Tranche A3 Maturity Date” in Section 1.01 of the Credit Agreement are hereby amended in full to read as follows:
“Daily Margin” means, for any date of determination, the interest rate per annum set forth in the table below that corresponds to (i) the Level applicable to the Borrower in respect of its Rating for such date of determination and (ii) the Class and Type of Advance:

	Daily Margin for Tranche A1 Advances that are Eurocurrency Rate Advances	Daily Margin for Tranche A1 Advances that are Base Rate Advances	On or prior to the date that is two years following the Funding Date, Daily Margin for Tranche A2 Advances	After the date that is two years following the Funding Date, Daily Margin for Tranche A2 Advances	On or prior to the date that is three years following the Funding Date, Daily Margin for Tranche A3 Advances	After the date that is three years following the Funding Date, Daily Margin for Tranche A3 Advances
Level 1	1.000%	0.00%	0.400%	1.000%	0.550%	1.500%
Level 2	1.125%	0.125%	0.525%	1.125%	0.675%	1.625%
Level 3	1.250%	0.250%	0.650%	1.250%	0.800%	1.750%
Level 4	1.375%	0.375%	0.775%	1.375%	0.925%	1.875%
Level 5	1.500%	0.500%	0.900%	1.500%	1.050%	2.000%

“Tranche A2 Maturity Date” means (x) with respect to the Tranche A2 Advances of each First Extension Consenting Tranche A2 Lender (including any direct or indirect Eligible Assignee in respect of such Advances), the date that is three years following the Funding Date or (y) with respect to any other Tranche A2 Advances, the date that is two years following the Funding Date or, in each case of the foregoing clauses (x) and (y), if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).
“Tranche A3 Maturity Date” means (x) with respect to the Tranche A3 Advances of each First Extension Consenting Tranche A3 Lender (including any direct or indirect Eligible Assignee in respect of such Advances), the date that is four years following the Funding Date or (y) with respect to any other Tranche A3 Advances, the date that is three years following the Funding Date or, in each case of the foregoing clauses (x) and (y), if such date is not a Business Day, or, if such date is not a Business Day, the first Business Day thereafter (unless such next Business Day is not in the same calendar month, in which case the next preceding Business Day).
SECTION 3.    Conditions to Effectiveness.
(a)        The Amendment shall become effective on the first date (the “Amendment Effective Date”) on which the Agent shall have received (i) counterparts hereof executed by DXC and the Majority Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this First Amendment and (ii) for the ratable account of each Lender that has executed and delivered a counterpart hereof to the Agent, a consent fee in an amount equal to 0.15% of the Tranche A1 Advances, 0.075% of the Tranche A2 Advances and 0.075% of the Tranche A3 Advances of such Lender.
(b)        The Extension shall become effective on the first date (the “Extension Effective Date”) on which the Agent shall have received (i) counterparts hereof executed by DXC, each Extending Lender (which collectively hold more than 50% of the aggregate principal amount of the Advances outstanding under each of the Tranche A2 Facility and the Tranche A3 Facility) and the Majority Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this First Amendment and (ii) for the ratable account of each Lender that has executed and delivered a counterpart hereof to the Agent, a consent fee in an amount equal to 0.20% of the Tranche A2 Advances and the Tranche A3 Advances of such Extending Lender.
SECTION 4.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)     On and after the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this First Amendment.
(b)        The Credit Agreement and the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)        The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This First Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 5.    Costs and Expenses. DXC agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this First Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 6.    Execution in Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 7.    Governing Law. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]
IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
DXC TECHNOLOGY COMPANY, a Nevada corporation
By: /s/ Ceyhun Cetin __________________
Name:     Ceyhun Cetin
Title:     Vice President and Treasurer

BANK OF AMERICA, N.A., as Agent

By: /s/ Anthea Del Bianco _____
Name:     Anthea Del Bianco
Title:     Vice President

Bayerische Landesbank, New York Branch, as a Lender

By: /s/ Varbin Staykoff _____
Name:    Varbin Staykoff
Title:     Senior Director

By: /s/ Elke Videgain _____
Name:    Elke Videgain
Title:     Vice President

BNP Paribas, as a Lender and an Extending Lender

By: _/s/ Michael Kowalczuk _____
Name:    Michael Kowalczuk
Title:    Managing Director

By: _/s/_ Chief Marbumrung ____
Name:    Chief Marbumrung
Title:    Vice President

The Bank of Nova Scotia, as a Lender

By: _/s/ Jason Rinne _____
Name:    Jason Rinne
Title:    Director

BANK OF AMERICA, N.A., as a Lender and an Extending Lender
By: _/s/ Arti Dighe __________
Name:     Arti Dighe
Title:    Director

CITIBANK, N.A., as a Lender and an Extending Lender
By: _/s/ Susan Olsen __________
Name:     Susan Olsen
Title:    Vice President

Commerzbank AG, New York Branch, as a Lender and an Extending Lender
By: _/s/ Neil Kiernan __________
Name:    Neil Kiernan
Title:    Director

By: _/s/ Robert Sullivan ________
Name:    Robert Sullivan
Title:    Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By: _/s/ Charlie Trisiripisal _______
Name:    Charlie Trisiripisal
Title:    Authorized Signatory

Danske Bank A/S, as a Lender and an Extending Lender
By: _/s/ Jesper Larsen __________
Name:    Jesper Larsen
Title:    Senior Loan Manager

By: _/s/ Gary Smith __________
Name:     Gary Smith
Title Director

DBS Bank Ltd., as a Lender and an Extending Lender
By: _/s/ Henry Choo __________
Name:    Henry Choo
Title:    Vice President

JPMorgan Chase Bank, N.A., as a Lender and an Extending Lender
By: _/s/ John Kowalczuk __________
Name:    John Kowalczuk
Title:    Executive Director

KBC BANK NV, as a Lender and an Extending Lender
By: _/s/ Deborah Carlson __________
Name:    Deborah Carlson
Title:    Director
By _/s/ Francis Payne __________
Name:    Francis Payne
Title:    Managing Director

Lloyds Bank Corporate Markets plc, as a Lender and an Extending Lender
By: _/s/ Kamala Basdeo __________
Name:    Kamala Basdeo
Title:    Assistant Vice President
By: _/s/ Tina Wong _____________
Name:    Tina Wong
Title:    Assistant Vice President

MIZUHO BANK, LTD, as a Lender and an Extending Lender
By: _/s/ Tracy Rahn __________
Name:    Tracy Rahn
Title:    Executive Director

MUFG Bank, Ltd, as a Lender and an Extending Lender
By: _/s/ Lillian Kim __________
Name:    Lillian Kim
Title:    Director

National Westminster Bank plc, as a Lender and an Extending Lender
By: _/s/ Jonathan Eady __________
Name:    Jonathan Eady
Title:    Director

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: _/s/ David Notaro __________
Name:    David Notaro
Title:    Senior Vice President

STANDARD CHARTERD BANK, as a Lender and an Extending Lender
By: _/s/ James Beck __________
Name:    James Beck
Title:    Associate Director

TD BANK, N.A., as a Lender and an Extending Lender
By: _/s/ Emily Chott __________
Name:    Emily Chott
Title:    Senior Vice President

U.S. Bank National Association, as a Lender
By: _/s/ Richard J. Ameny, Jr. ______
Name:    Richard J. Ameny, Jr.
Title:    Vice President

United Bank, as a Lender
By: _/s/ Edward J. Goedecke __________
Name:    Edward J. Goedecke
Title:    SVP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: _/s/ Karen H. McClain __________
Name:    Karen H. McClain
Title:    Managing Director

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